                                                                    EXHIBIT 20.4


                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - D


                         MONTHLY SERVICER'S CERTIFICATE




               Accounting Date:                           July 31, 1999
                                                    --------------------
               Determination Date:                       August 6, 1999
                                                    --------------------
               Distribution Date:                       August 16, 1999
                                                    --------------------
               Monthly Period Ending:                     July 31, 1999
                                                    --------------------


               This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of November 1, 1998, among Arcadia Automobile Receivables Trust, 1998-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

               Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


      I.       Collection  Account  Summary

               Available Funds:
                   Payments Received                                                 $6,253,269.28
                   Liquidation Proceeds (excluding Purchase Amounts)                   $574,961.57
                   Current Monthly Advances                                              75,946.57
                   Amount of withdrawal, if any, from the Spread Account                     $0.00
                   Monthly Advance Recoveries                                           (58,196.15)
                   Purchase Amounts - Warranty and Administrative Receivables                $0.00
                   Purchase Amounts - Liquidated Receivables                                 $0.00
                   Income from investment of funds in Trust Accounts                    $27,619.47
                                                                                     --------------
               Total Available Funds                                                                               $6,873,600.74
                                                                                                                   =============

               Amounts Payable on Distribution Date:
                    Reimbursement of Monthly Advances                                         $0.00
                    Backup Servicer Fee                                                       $0.00
                    Basic Servicing Fee                                                 $171,191.10
                    Trustee and other fees                                                    $0.00
                    Class A-1  Interest Distributable Amount                                  $0.00
                    Class A-2  Interest Distributable Amount                            $134,385.34
                    Class A-3  Interest Distributable Amount                            $265,833.33
                    Class A-4  Interest Distributable Amount                            $386,891.90
                    Noteholders' Principal Distributable Amount                       $5,061,277.01
                    Amounts owing and not paid to Security Insurer under
                      Insurance Agreement                                                     $0.00
                    Supplemental Servicing Fees (not otherwise paid to Servicer)              $0.00
                    Spread Account Deposit                                              $854,022.05
                                                                                     ---------------
               Total Amounts Payable on Distribution Date                                                          $6,873,600.74
                                                                                                                   =============


                                 Page 1 (1998-D)

     II.       Available  Funds

               Collected Funds (see V)
                    Payments Received                                                           $6,253,269.28
                    Liquidation Proceeds (excluding Purchase Amounts)                              $574,961.57      $6,828,230.85
                                                                                                --------------

               Purchase Amounts                                                                                             $0.00

               Monthly Advances
                    Monthly Advances - current Monthly Period (net)                                $17,750.42
                    Monthly Advances - Outstanding Monthly Advances
                       not otherwise reimbursed to the Servicer                                          $0.00         $17,750.42
                                                                                                --------------

               Income from investment of funds in Trust Accounts                                                       $27,619.47
                                                                                                                    -------------

               Available Funds                                                                                      $6,873,600.74
                                                                                                                    ==============

     III.      Amounts  Payable  on  Distribution  Date

                    (i)(a)      Taxes due and unpaid with respect to the Trust
                                 (not otherwise paid by AFL or the Servicer)                                                $0.00

                    (i)(b)      Outstanding Monthly Advances (not otherwise
                                reimbursed to Servicer and to be reimbursed
                                on the Distribution Date)                                                                   $0.00

                    (i)(c)      Insurance Add-On Amounts (not otherwise
                                reimbursed to Servicer)                                                                     $0.00

                    (ii)        Accrued and unpaid fees (not otherwise paid by
                                AFL or the Servicer):
                                   Owner Trustee                                                         $0.00
                                   Administrator                                                         $0.00
                                   Indenture Trustee                                                     $0.00
                                   Indenture Collateral Agent                                            $0.00
                                   Lockbox Bank                                                          $0.00
                                   Custodian                                                             $0.00
                                   Backup Servicer                                                       $0.00
                                   Collateral Agent                                                      $0.00             $0.00
                                                                                                --------------

                    (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                 $171,191.10

                    (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                               $0.00

                    (iii)(c)    Servicer reimbursements for mistaken deposits or postings
                                of checks returned for insufficient funds (not otherwise
                                reimbursed to Servicer)                                                                    $0.00

                    (iv)        Class A-1  Interest Distributable Amount                                                   $0.00
                                Class A-2  Interest Distributable Amount                                             $134,385.34
                                Class A-3  Interest Distributable Amount                                             $265,833.33
                                Class A-4  Interest Distributable Amount                                             $386,891.90

                    (v)         Noteholders' Principal Distributable Amount
                                   Payable to Class A-1 Noteholders                                                 $2,530,638.51
                                   Payable to Class A-2 Noteholders                                                         $0.00
                                   Payable to Class A-3 Noteholders                                                         $0.00
                                   Payable to Class A-4 Noteholders                                                 $2,530,638.50

                    (vii)       Unpaid principal balance of the Class
                                   A-1 Notes after deposit to the Note Distribution
                                   Account of any funds in the Class A-1 Holdback
                                   Subaccount (applies only on the Class A-1 Final
                                   Scheduled Distribution Date)                                                             $0.00

                    (ix)        Amounts owing and not paid to the Security Insurer
                                under Insurance Agreement                                                                   $0.00
                                                                                                                    -------------

                                Total amounts payable on Distribution Date                                          $6,019,578.69
                                                                                                                    =============


                                 Page 2 (1998-D)

     IV.       Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit");
               withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
               Account Shortfall and Class A-1 Maturity Shortfall

               Spread Account deposit:

                              Amount of excess, if any, of Available Funds over
                              total amounts payable (or amount of such excess up
                              to the Spread Account Maximum Amount)                                            $854,022.05

               Reserve Account Withdrawal on any Determination Date:

                              Amount of excess, if any, of total amounts payable
                              over Available Funds (excluding amounts payable
                              under item (vii) of Section III)                                                       $0.00

                              Amount available for withdrawal from the Reserve
                              Account (excluding the Class A-1 Holdback
                              Subaccount), equal to the difference between the
                              amount on deposit in the Reserve Account and the
                              Requisite Reserve Amount (amount on deposit in the
                              Reserve Account calculated taking into account any
                              withdrawals from or deposits to the Reserve
                              Account in respect of transfers of Subsequent
                              Receivables)                                                                           $0.00

                              (The amount of excess of the total amounts payable
                              (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback
                              Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                              Amount of withdrawal, if any, from the Reserve
                              Account                                                                                $0.00

               Reserve Account Withdrawal on Determination Date for Class A-1
               Final Scheduled Distribution Date:

                              Amount by which (a) the remaining principal
                              balance of the Class A-1 Notes exceeds (b)
                              Available Funds after payment of amounts set forth
                              in item (v) of Section III                                                             $0.00

                              Amount available in the Class A-1 Holdback
                              Subaccount                                                                             $0.00

                              (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available
                              Funds (after payment of amount set forth in item
                              (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
                              Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

                              Amount of withdrawal, if any, from the Class A-1
                              Holdback Subaccount                                                                    $0.00

               Deficiency Claim Amount:

                              Amount of excess, if any, of total amounts payable
                              over funds available for withdrawal from Reserve
                              Amount, the Class A-1 Holdback Subaccount and
                              Available Funds                                                                        $0.00

                              (on the Class A-1 Final Scheduled Distribution
                              Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items
                              (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

               Pre-Funding Account Shortfall:

                              Amount of excess, if any, on the Distribution Date
                              on or immediately following the end of the Funding
                              Period, of (a) the sum of the Class A-1 Prepayment
                              Amount, the Class A-2 Prepayment Amount, the Class
                              A-3 Prepayment Amount, the Class A-4 Prepayment
                              Amount, over, (b) the amount on deposit in the
                              Pre-Funding Account                                                                    $0.00


               Class A-1 Maturity Shortfall:

                              Amount of excess, if any, on the Class A-1 Final
                              Scheduled Distribution Date, of (a) the unpaid
                              principal balance of the Class A-1 Notes over (b)
                              the sum of the amounts deposited in the Note
                              Distribution Account under item (v) and (vii) of
                              Section III or pursuant to a withdrawal from the
                              Class A-1 Holdback Subaccount.                                                         $0.00

               (In the event a Deficiency Claim Amount, Pre-Funding Account
               Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity
               Shortfall.)


                                 Page 3 (1998-D)

     V.       Collected Funds

              Payments Received:
                              Supplemental Servicing Fees                                              $0.00
                              Amount allocable to interest                                      2,159,626.16
                              Amount allocable to principal                                     4,093,643.12
                              Amount allocable to Insurance Add-On Amounts                             $0.00
                              Amount allocable to Outstanding Monthly Advances
                              (reimbursed to the Servicer prior to deposit in
                              the Collection Account)                                                  $0.00
                                                                                                -------------

              Total Payments Received                                                                                $6,253,269.28

              Liquidation Proceeds:
                              Gross amount realized with respect to Liquidated
                              Receivables                                                         575,578.49

                              Less: (i) reasonable expenses incurred by Servicer
                              in connection with the collection of such
                              Liquidated Receivables and the repossession and
                              disposition of the related Financed Vehicles and
                              (ii) amounts required to be refunded to Obligors
                              on such Liquidated Receivables                                         (616.92)
                                                                                                -------------

              Net Liquidation Proceeds                                                                                 $574,961.57

              Allocation of Liquidation Proceeds:
                              Supplemental Servicing Fees                                              $0.00
                              Amount allocable to interest                                             $0.00
                              Amount allocable to principal                                            $0.00
                              Amount allocable to Insurance Add-On Amounts                             $0.00
                              Amount allocable to Outstanding Monthly Advances
                              (reimbursed to the Servicer prior to deposit in
                              the Collection Account)                                                  $0.00                 $0.00
                                                                                                ------------         -------------
              Total Collected Funds                                                                                  $6,828,230.85
                                                                                                                     =============

     VI.      Purchase Amounts Deposited in Collection Account

              Purchase Amounts - Warranty Receivables                                                                        $0.00
                              Amount allocable to interest                                             $0.00
                              Amount allocable to principal                                            $0.00
                              Amount allocable to Outstanding Monthly Advances
                              (reimbursed to the Servicer prior to deposit in
                              the Collection Account)                                                  $0.00

              Purchase Amounts - Administrative Receivables                                                                  $0.00
                              Amount allocable to interest                                             $0.00
                              Amount allocable to principal                                            $0.00
                              Amount allocable to Outstanding Monthly Advances
                              (reimbursed to the Servicer prior to deposit in
                              the Collection Account)                                                  $0.00
                                                                                                -------------
              Total Purchase Amounts                                                                                         $0.00
                                                                                                                     ==============

    VII.      Reimbursement of Outstanding Monthly Advances

              Outstanding Monthly Advances                                                                             $134,735.87
                                                                                                                     ==============

              Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:

                              Payments received from Obligors                                    ($58,196.15)
                              Liquidation Proceeds                                                     $0.00
                              Purchase Amounts - Warranty Receivables                                  $0.00
                              Purchase Amounts - Administrative Receivables                            $0.00
                                                                                                -------------

              Outstanding Monthly Advances to be netted against Monthly
                 Advances for the current Monthly Period                                                               ($58,196.15)

              Outstanding Monthly Advances to be reimbursed out of
                 Available Funds on the Distribution Date                                                              ($58,196.15)

              Remaining Outstanding Monthly Advances                                                                    $76,539.72

              Monthly Advances - current Monthly Period                                                                 $75,946.57
                                                                                                                     --------------

              Outstanding Monthly Advances - immediately following the Distribution Date                               $152,486.29
                                                                                                                     ==============


                                 Page 4 (1998-D)

    VIII.      Calculation  of  Interest  and  Principal  Payments

               A. Calculation of Principal Distribution Amount

                    Payments received allocable to principal                                                         $4,093,643.12
                    Aggregate of Principal Balances as of the Accounting Date of all
                      Receivables that became Liquidated Receivables during the
                      Monthly Period                                                                                   $967,633.89
                    Purchase Amounts - Warranty Receivables allocable to principal                                           $0.00
                    Purchase Amounts - Administrative Receivables allocable to principal                                     $0.00
                    Amounts withdrawn from the Pre-Funding Account                                                           $0.00
                    Cram Down Losses                                                                                         $0.00
                                                                                                                     -------------

                    Principal Distribution Amount                                                                    $5,061,277.01
                                                                                                                     =============

               B. Calculation of Class A-1 Interest Distributable Amount

                    Class A-1 Monthly Interest Distributable Amount:

                    Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                      of principal to Class A-1 Noteholders on such Distribution Date)                $0.00

                    Multiplied by the Class A-1 Interest Rate                                        5.4820%

                    Multiplied by actual days in the period or in the case of
                      the first Distribution Date, by 26/360                                     0.08888889                  $0.00
                                                                                             ---------------

                    Plus any unpaid Class A-1 Interest Carryover Shortfall                                                       -
                                                                                                                     -------------

                    Class A-1 Interest Distributable Amount                                                                  $0.00
                                                                                                                     =============

               C. Calculation of Class A-2 Interest Distributable Amount

                    Class A-2 Monthly Interest Distributable Amount:

                    Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after
                      distributions of principal to Class A-2 Noteholders on such
                      Distribution Date)                                                     $27,171,730.96

                    Multiplied by the Class A-2 Interest Rate                                         5.564%

                    Multiplied by actual days in the period or in the case of
                      the first Distribution Date, by 26/360                                     0.08888889            $134,385.34
                                                                                             ---------------

                    Plus any unpaid Class A-2 Interest Carryover Shortfall                                                       -
                                                                                                                     -------------
                    Class A-2 Interest Distributable Amount                                                            $134,385.34
                                                                                                                     =============

               D. Calculation of Class A-3 Interest Distributable Amount

                    Class A-3 Monthly Interest Distributable Amount:

                    Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after
                      distributions of principal to Class A-3 Noteholders on such
                      Distribution Date)                                                     $55,000,000.00

                    Multiplied by the Class A-3 Interest Rate                                         5.800%

                    Multiplied by 1/12 or in the case of the first Distribution
                      Date, by 26/360                                                            0.08333333            $265,833.33
                                                                                             ---------------

                    Plus any unpaid Class A-3 Interest Carryover Shortfall                                                   $0.00
                                                                                                                     -------------

                    Class A-3 Interest Distributable Amount                                                            $265,833.33
                                                                                                                     =============

               E. Calculation of Class A-4 Interest Distributable Amount

                    Class A-4 Monthly Interest Distributable Amount:

                    Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after
                      distributions of principal to Class A-4 Noteholders on such
                      Distribution Date)                                                     $82,171,730.99

                    Multiplied by the Class A-4 Interest Rate                                         5.650%

                    Multiplied by 1/12 or in the case of the first Distribution
                      Date, by 26/360                                                            0.08333333            $386,891.90
                                                                                             ---------------

                    Plus any unpaid Class A-4 Interest Carryover Shortfall                                                   $0.00
                                                                                                                     -------------

               Class A-4 Interest Distributable Amount                                                                 $386,891.90
                                                                                                                     =============


                                 Page 5 (1998-D)

               G. Calculation of Noteholders' Interest Distributable Amount

                    Class A-1 Interest Distributable Amount                                           $0.00
                    Class A-2 Interest Distributable Amount                                     $134,385.34
                    Class A-3 Interest Distributable Amount                                     $265,833.33
                    Class A-4 Interest Distributable Amount                                     $386,891.90

                    Noteholders' Interest Distributable Amount                                                         $787,110.58
                                                                                                                     =============

               H. Calculation of Noteholders' Principal Distributable Amount:

                    Noteholders' Monthly Principal Distributable Amount:

                    Principal Distribution Amount                                             $5,061,277.01

                    The Class A-4 Notes will be entitled to receive 50.00% of
                    the Principal Distributable Amount on each Distribution
                    Date. The Class A-1, Class A-2 Notes, and Class A-3 Notes
                    are "sequential pay" classes which collectively will receive
                    50.00% of the Principal Distribution Amount on each
                    Distribution Date, first to the principal balance of the
                    Class A-1 Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-2
                    Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-3 Notes until
                    such principal balance is reduced to zero.                                                       $5,061,277.01

                    Unpaid Noteholders' Principal Carryover Shortfall                                                        $0.00
                                                                                                                     -------------
                    Noteholders' Principal Distributable Amount                                                      $5,061,277.01
                                                                                                                     =============

               I. Application of Noteholders' Principal Distribution Amount:

                    Amount of Noteholders' Principal Distributable Amount
                    payable to Class A-1 Notes, Class A-2 Notes, or Class A-3
                    Notes (see item H above)                                                          50.00%         $2,530,638.51
                                                                                              --------------         =============

                    Amount of Noteholders' Principal Distributable Amount
                    payable to Class A-4 Notes                                                        50.00%         $2,530,638.50
                                                                                              --------------         =============


     IX.       Pre-Funding Account

               A. Withdrawals from Pre-Funding Account:

                    Amount on deposit in the Pre-Funding Account as of the
                      preceding Distribution Date or, in the case of the first
                      Distribution Date, as of the Closing Date                                                              $1.55
                                                                                                                     -------------
                                                                                                                             $1.55
                                                                                                                     =============

                    Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date (an amount equal to (a) $0
                      (the aggregate Principal Balance of Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount
                      after giving effect to transfer of Subsequent Receivables
                      over (ii) $0))                                                                                         $0.00

                    Less: any amounts remaining on deposit in the Pre-Funding
                      Account in the case of the January 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or
                      less as of the Distribution Date (see B below)                                                         $0.00
                                                                                                                     -------------

                    Amount remaining on deposit in the Pre-Funding Account after
                      Distribution Date                                                               $1.55
                                                                                              -------------
                                                                                                                             $1.55
                                                                                                                     =============

               B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

                    Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the
                      Distribution Date on or immediately preceding the end of the
                      Funding Period.                                                                                        $0.00


                                 Page 6 (1998-D)

      X.       Reserve Account

               Requisite Reserve Amount:

               Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
                 Notes,

               Product of (x) weighted average of the Class A-1, A-2, A-3, and
               A-4 Interest Rates (based on outstanding Class A-1, A-2, A-3, and
               A-4 principal balances), divided by 360                                               5.6885%
               (y) (the Pre-Funded Amount on such Distribution Date)                                   0.00
               (z) (the number of days until the January 1999 Distribution Date)                          0
                                                                                                                             $0.00
               Less the product of (x) 2.5% divided by 360,                                           2.500%
               (y)  the Pre-Funded Amount on such Distribution Date and,                               0.00
               (z) (the number of days until the January 1999 Distribution Date)                          0                  $0.00
                                                                                                                         ---------


               Requisite Reserve Amount                                                                                      $0.00
                                                                                                                         =========

               Amount on deposit in the Reserve Account (other than the Class
                 A-1 Holdback Subaccount) as of the preceding Distribution Date or, in the case of the first Distribution Date, as of the Closing
                 Date                                                                                                        $0.00

               Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class
                 A-1 Holdback Subaccount) (which excess is to be deposited by the
                 Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of
                 Subsequent Receivables)                                                                                     $0.00

               Less: the excess, if any, of the amount on deposit in the Reserve
                 Account (other than the Class A-1 Holdback Subaccount) over the
                 Requisite Reserve Amount (and amount withdrawn from the Reserve
                 Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the
                 Indenture Trustee from amounts withdrawn from the Pre-Funding
                 Account in respect of transfers of Subsequent Receivables)                                                  $0.00

               Less: withdrawals from the Reserve Account (other than the Class
                 A-1 Holdback Subaccount) to cover the excess, if any, of total
                 amount payable over Available Funds (see IV above)                                                          $0.00
                                                                                                                         ---------

               Amount remaining on deposit in the Reserve Account (other than
                 the Class A-1 Holdback Subaccount) after the Distribution Date                                              $0.00
                                                                                                                         =========

     XI.       Class A-1 Holdback Subaccount:

               Class A-1 Holdback Amount:

               Class A-1 Holdback Amount as of preceding Distribution Date or
               the Closing Date, as applicable,                                                                              $0.00

               Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5%
                 of the amount, if any, by which $0 (the Target Original Pool
                 Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution Date or on
                 a Subsequent Transfer Date preceding the Distribution Date))                                                    0

               Less withdrawal, if any, of amount from the Class A-1 Holdback
                 Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                           $0.00

               Less withdrawal, if any, of amount remaining in the Class A-1
                 Holdback Subaccount on the Class A-1 Final Scheduled Maturity
                 Date after giving effect to any payment out of the Class A-1
                 Holdback Subaccount to cover a Class A-1 Maturity Shortfall
                 (amount of withdrawal to be released by the Indenture Trustee)                                              $0.00
                                                                                                                         ---------

               Class A-1 Holdback Subaccount immediately following the Distribution Date                                     $0.00
                                                                                                                         =========

     XII.      Calculation of Servicing Fees

               Aggregate Principal Balance as of the first day of the
                 Monthly Period                                             $164,343,460.40
               Multiplied by Basic Servicing Fee Rate                                  1.25%
               Multiplied by months per year                                     0.08333333
                                                                            ----------------

               Basic Servicing Fee                                                                   $171,191.10

               Less: Backup Servicer Fees                                                                  $0.00

               Supplemental Servicing Fees                                                                 $0.00
                                                                                                     -----------

               Total of Basic Servicing Fees and Supplemental Servicing Fees                                           $171,191.10
                                                                                                                       ===========


                                 Page 7 (1998-D)

    XIII.      Information for Preparation of Statements to Noteholders

                    a.  Aggregate principal balance of the Notes as of first day of Monthly Period
                               Class A-1 Notes                                                                              $0.00
                               Class A-2 Notes                                                                     $27,171,730.96
                               Class A-3 Notes                                                                     $55,000,000.00
                               Class A-4 Notes                                                                     $82,171,730.99

                    b.  Amount distributed to Noteholders allocable to principal
                               Class A-1 Notes                                                                              $0.00
                               Class A-2 Notes                                                                      $2,530,638.51
                               Class A-3 Notes                                                                              $0.00
                               Class A-4 Notes                                                                      $2,530,638.50

                    c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                               Class A-1 Notes                                                                              $0.00
                               Class A-2 Notes                                                                     $24,641,092.45
                               Class A-3 Notes                                                                     $55,000,000.00
                               Class A-4 Notes                                                                     $79,641,092.49

                    d.  Interest distributed to Noteholders
                               Class A-1 Notes                                                                              $0.00
                               Class A-2 Notes                                                                        $134,385.34
                               Class A-3 Notes                                                                        $265,833.33
                               Class A-4 Notes                                                                        $386,891.90

                    e.  1. Class A-1 Interest Carryover Shortfall, if any (and
                             change in amount from preceding statement)                                                     $0.00
                        2. Class A-2 Interest Carryover Shortfall, if any (and
                             change in amount from preceding statement)                                                     $0.00
                        3. Class A-3 Interest Carryover Shortfall, if any (and
                             change in amount from preceding statement)                                                     $0.00
                        4. Class A-4 Interest Carryover Shortfall, if any (and
                             change in amount from preceding statement)                                                     $0.00

                    f.  Amount distributed payable out of amounts withdrawn from or pursuant to:
                        1. Reserve Account                                                              $0.00
                        2. Spread Account Class A-1 Holdback Subaccount                                 $0.00
                        3. Claim on the Note Policy                                                     $0.00

                    g. Remaining Pre-Funded Amount                                                                          $1.55

                    h. Remaining Reserve Amount                                                                             $0.00

                    i. Amount on deposit on Class A-1 Holdback Subaccount                                                   $0.00

                    j. Prepayment amounts
                               Class A-1 Prepayment Amount                                                                  $0.00
                               Class A-2 Prepayment Amount                                                                  $0.00
                               Class A-3 Prepayment Amount                                                                  $0.00
                               Class A-4 Prepayment Amount                                                                  $0.00

                    k.  Prepayment Premiums
                               Class A-1 Prepayment Premium                                                                 $0.00
                               Class A-2 Prepayment Premium                                                                 $0.00
                               Class A-3 Prepayment Premium                                                                 $0.00
                               Class A-4 Prepayment Premium                                                                 $0.00

                    l.  Total of Basic Servicing Fee, Supplemental Servicing Fees and
                          other fees, if any, paid by the Trustee on behalf of the Trust                              $171,191.10

                    m.  Note Pool Factors (after giving effect to distributions on the
                          Distribution Date)
                               Class A-1 Notes                                                                         0.00000000
                               Class A-2 Notes                                                                         0.77003414
                               Class A-3 Notes                                                                         1.00000000
                               Class A-4 Notes                                                                         0.79641092


                                 Page 8 (1998-D)

    XVI.      Pool Balance and Aggregate Principal Balance

                        Original Pool Balance at beginning of Monthly Period                    $199,999,998.46
                        Subsequent Receivables                                                                -
                                                                                                ---------------
                        Original Pool Balance at end of Monthly Period                          $199,999,998.46
                                                                                                ===============

                        Aggregate Principal Balance as of preceding Accounting Date             $164,343,460.40
                        Aggregate Principal Balance as of current Accounting Date               $159,282,183.39


                          Monthly Period Liquidated Receivables                  Monthly Period Administrative Receivables

                             Loan #                       Amount                          Loan #                  Amount
                             ------                       ------                          ------                  ------
                        see attached listing            967,633.89                  see attached listing               -
                                                             $0.00                                                 $0.00
                                                             $0.00                                                 $0.00
                                                       -----------                                                 -----
                                                       $967,633.89                                                 $0.00
                                                       ===========                                                 =====

    XVIII.     Delinquency Ratio

               Sum of Principal Balances (as of the Accounting Date) of all
                  Receivables delinquent more than 30 days with respect to all
                  or any portion of a Scheduled Payment as of the Accounting Date              6,827,892.29

               Aggregate Principal Balance as of the Accounting Date                        $159,282,183.39
                                                                                            ---------------

               Delinquency Ratio                                                                                     4.28666417%
                                                                                                                     ===========


               IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                    ARCADIA FINANCIAL LTD.

                                    By:
                                       ----------------------------------------
                                    Name: Scott R. Fjellman
                                          -------------------------------------
                                    Title: Vice President / Securitization
                                           ------------------------------------


                                 Page 9 (1998-D)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - D

                             PERFORMANCE INFORMATION

                   FOR THE MONTHLY PERIOD ENDING JULY 31, 1999

      I.       ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                  $200,000,000

                         AGE OF POOL (IN MONTHS)                                            9

     II.       Delinquency Ratio

               Sum of Principal Balances (as of the Accounting Date) of all
                  Receivables delinquent more than 30 days with respect to all
                  or any portion of a Scheduled Payment as of the Accounting Date                 $6,827,892.29

               Aggregate Principal Balance as of the Accounting Date                            $159,282,183.39
                                                                                                ----------------

               Delinquency Ratio                                                                                        4.28666417%
                                                                                                                     ==============


     III.      Average Delinquency Ratio

               Delinquency ratio - current Determination Date                                        4.28666417%

               Delinquency ratio - preceding Determination Date                                      4.06870306%

               Delinquency ratio - second preceding Determination Date                               4.60809419%
                                                                                                ----------------


               Average Delinquency Ratio                                                                               4.32115381%
                                                                                                                     ==============


     IV.       Default Rate

               Cumulative balance of defaults as of the preceding Accounting Date                                    $3,154,456.73

                    Add: Sum of Principal Balances (as of the Accounting Date) of
                            Receivables that became Liquidated Receivables
                            during the Monthly Period or that became Purchased
                            Receivables during Monthly Period (if delinquent
                            more than 30 days with respect to any portion of a
                            Scheduled Payment at time of purchase)                                                     $967,633.89
                                                                                                                     --------------

               Cumulative balance of defaults as of the current Accounting Date                                      $4,122,090.62

                         Sum of Principal Balances (as of the Accounting Date)
                            of 90+ day delinquencies                                               1,759,704.76

                              Percentage of 90+ day delinquencies applied to defaults                    100.00%     $1,759,704.76
                                                                                                ----------------     --------------

               Cumulative balance of defaults and 90+ day delinquencies as of the
                 current Accounting Date                                                                             $5,881,795.38
                                                                                                                     =============



      V.       Cumulative Default Rate as a % of Original Principal Balance
                  (plus 90+ day delinquencies)

               Cumulative Default Rate - current Determination Date                                   2.9408977%

               Cumulative Default Rate - preceding Determination Date                                 2.4789571%

               Cumulative Default Rate - second preceding Determination Date                          1.8685126%


                                 Page 1 (1998-D)

     VI.       Net Loss Rate

               Cumulative net losses as of the preceding Accounting Date                                             $1,304,918.22

                  Add:   Aggregate of Principal Balances as of the Accounting Date (plus accrued and unpaid interest thereon to the end of the Monthly
                           Period) of all Receivables that became Liquidated Receivables or that became Purchased Receivables and that were delinquent more than 30 days with respect to any portion of a Scheduled
                           Payment as of the Accounting Date                                       $967,633.89
                                                                                               ----------------

                         Liquidation Proceeds received by the Trust                               ($574,961.57)        $392,672.32
                                                                                               ----------------      --------------

               Cumulative net losses as of the current Accounting Date                                               $1,697,590.54

                         Sum of Principal Balances (as of the Accounting Date)
                            of 90+ day delinquencies                                             $1,759,704.76

                              Percentage of 90+ day delinquencies applied to losses                      50.00%        $879,852.38
                                                                                               ----------------      --------------

               Cumulative net losses and 90+ day delinquencies as of the current
                  Accounting Date                                                                                    $2,577,442.92
                                                                                                                     =============




     VII.      Cumulative Net Loss Rate as a % of Original Principal Balance
                  (plus 90+ day delinquencies)

               Cumulative Net Loss Rate - current Determination Date                                                     1.2887215%

               Cumulative Net Loss Rate - preceding Determination Date                                                   1.1033235%

               Cumulative Net Loss Rate - second preceding Determination Date                                            0.8346241%

    VIII.      Other Information Provided to FSA

                   A.  Credit Enhancement Fee information:

                       Aggregate Principal Balance as of the Accounting Date                   $159,282,183.39
                       Multiplied by:  Credit Enhancement Fee  (31 bp's) * (30/360)                     0.0258%
                                                                                               ----------------
                              Amount due for current period                                                             $41,147.90
                                                                                                                     ==============


                   B.  Dollar amount of loans that prepaid during the Monthly Period                                 $1,706,801.99
                                                                                                                     ==============

                       Percentage of loans that prepaid during the Monthly Period                                       1.07155863%
                                                                                                                     ==============

    VIII.      Classic/Premier Loan Detail

                                                                        Classic             Premier                   Total
                                                                        -------             -------                   -----
               Aggregate Loan Balance, Beginning                   $121,210,691.92       $43,132,768.48         $164,343,460.40
                 Subsequent deliveries of Receivables                        $0.00                 0.00                    0.00
                 Prepayments                                         (1,166,831.06)         (539,970.93)          (1,706,801.99)
                 Normal loan payments                                (1,418,924.86)         (967,916.27)          (2,386,841.13)
                 Liquidated Receivables                                (691,089.26)         (276,544.63)            (967,633.89)
                 Administrative and Warranty Receivables                      0.00                 0.00                    0.00
                                                                   ----------------      ---------------        ----------------
               Aggregate Loan Balance, Ending                      $117,933,846.74       $41,348,336.65         $159,282,183.39
                                                                   ================      ===============        ================
               Delinquencies                                         $5,430,200.84         1,397,691.45           $6,827,892.29
               Recoveries                                              $406,472.19          $168,489.38             $574,961.57
               Net Losses                                               284,617.07           108,055.25             $392,672.32


                                 Page 2 (1998-D)

     IX.      Spread Account Information                                                                $                  %

              Beginning Balance                                                                  $12,048,519.49       7.56426063%

              Deposit to the Spread Account                                                         $854,022.05       0.53616923%
              Spread Account Additional Deposit                                                           $0.00       0.00000000%
              Withdrawal from the Spread Account                                                          $0.00       0.00000000%
              Disbursements of Excess                                                                     $0.00       0.00000000%
              Interest earnings on Spread Account                                                    $45,153.40       0.02834805%
                                                                                                 --------------      ------------

              Ending Balance                                                                     $12,947,694.94       8.12877791%
                                                                                                 ===============     ============


              Specified Balance pursuant to Section 3.03 of the
                 Spread Account Agreement among Olympic Financial Ltd.,
                 Arcadia Receivables Finance Corp., Financial Security
                 Assurance Inc. and Norwest Bank Minnesota, National Association                 $14,335,396.64       9.00000000%
                                                                                                 ==============      ============

     X.       Trigger Events

              Cumulative Loss and Default Triggers as of November 1, 1998

                                 Loss                    Default                  Loss Event                  Default Event
          Month              Performance               Performance                of Default                    of Default
-----------------------------------------------------------------------------------------------------------------------------------
            3                   1.05%                     2.11%                      1.33%                         2.66%
            6                   2.11%                     4.21%                      2.66%                         5.32%
            9                   3.05%                     6.10%                      3.85%                         7.71%
           12                   3.90%                     7.79%                      4.92%                         9.84%
           15                   5.02%                    10.03%                      6.34%                        12.68%
           18                   6.04%                    12.07%                      7.63%                        15.25%
           21                   6.93%                    13.85%                      8.75%                        17.50%
           24                   7.70%                    15.40%                      9.73%                        19.45%
           27                   8.10%                    16.21%                     10.24%                        20.47%
           30                   8.43%                    16.86%                     10.65%                        21.29%
           33                   8.71%                    17.43%                     11.01%                        22.01%
           36                   8.96%                    17.92%                     11.32%                        22.63%
           39                   9.08%                    18.15%                     11.47%                        22.93%
           42                   9.17%                    18.34%                     11.58%                        23.16%
           45                   9.25%                    18.49%                     11.68%                        23.36%
           48                   9.31%                    18.62%                     11.76%                        23.52%
           51                   9.36%                    18.73%                     11.83%                        23.65%
           54                   9.41%                    18.81%                     11.88%                        23.76%
           57                   9.44%                    18.88%                     11.92%                        23.84%
           60                   9.46%                    18.93%                     11.95%                        23.91%
           63                   9.48%                    18.96%                     11.97%                        23.95%
           66                   9.49%                    18.98%                     11.99%                        23.98%
           69                   9.50%                    18.99%                     12.00%                        23.99%
           72                   9.50%                    19.00%                     12.00%                        24.00%
-----------------------------------------------------------------------------------------------------------------------------------

              Average Delinquency Ratio equal to or greater than 8.20%                                Yes________     No___X_____

              Cumulative Default Rate (see above table)                                               Yes________     No___X_____

              Cumulative Net Loss Rate (see above table)                                              Yes________     No___X_____

              Trigger Event that occurred as of a prior Determination Date
                 is Deemed Cured as of current Determination Date                                     Yes________     No___X_____

     XI.      Insurance Agreement Events of Default

              To the knowledge of the Servicer, an Insurance Agreement
                 Event of Default has occurred                                                        Yes________     No___X_____

              To the knowledge of the Servicer, a Capture Event has occurred and be continuing        Yes________     No___X_____

              To the knowledge of the Servicer, a prior Capture Event has been cured by
                 a permanent waiver                                                                   Yes________     No___X_____

              IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                              ARCADIA  FINANCIAL  LTD.

                              By:
                                 ----------------------------------------------

                              Name: Scott R. Fjellman
                                    -------------------------------------------
                              Title: Vice President / Securitization


                                 Page 3 (1998-D)